                                  EXHIBIT 99.1

[LOGO] POPULAR                 PRELIMINARY SAMPLE                        [LOGO]
       ABS, INC.(SM)           POPULAR ABS 2005-5                         FBR

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

                                                                         % OF         WA               WA
                                          PRINCIPAL                    PRINCIPAL   MORTGAGE   WA    ORIGINAL
ORIGINAL CLTV (%)            COUNT         BALANCE          WA PB       BALANCE      RATE    FICO     CLTV
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5.01 - 10.00                      1         46,000.00     46,000.00       0.01        8.99    590     10.00
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15.01 - 20.00                     5        267,361.68     53,472.34       0.07       8.905    567     18.84
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20.01 - 25.00                     2        130,151.69     65,075.85       0.04       8.332    614     22.74
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25.01 - 30.00                     6        598,984.71     99,830.79       0.16       7.119    573     28.34
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30.01 - 35.00                     5        366,541.18     73,308.24       0.10        6.65    666     32.80
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35.01 - 40.00                    11      1,071,717.33     97,428.85       0.29       7.312    603     37.68
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40.01 - 45.00                    14      2,502,657.11    178,761.22       0.67       6.696    661     42.87
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45.01 - 50.00                    16      2,857,037.45    178,564.84       0.77       6.545    629     47.38
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50.01 - 55.00                    21      3,583,283.36    170,632.54       0.97       6.887    610     52.90
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55.01 - 60.00                    31      4,890,570.82    157,760.35       1.32       6.912    613     57.71
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60.01 - 65.00                    52      9,102,738.33    175,052.66       2.45       7.324    602     63.15
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65.01 - 70.00                   100     18,698,538.62    186,985.39       5.04       7.073    607     68.43
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70.01 - 75.00                   147     29,607,090.03    201,408.78       7.98       7.055    609     73.67
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75.01 - 80.00                   693    121,040,620.61    174,661.79      32.64       7.022    636     79.57
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80.01 - 85.00                   273     47,589,462.06    174,320.37      12.83       7.288    617     84.20
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85.01 - 90.00                   304     55,079,670.51    181,183.13      14.85       7.341    625     89.49
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90.01 - 95.00                   134     23,850,630.35    177,989.78       6.43       7.348    648     94.34
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95.01 - 100.00                  299     49,527,625.19    165,644.23      13.36        7.44    668     99.75
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Total:                        2,114    370,810,681.03    175,407.13     100.00       7.187    632     82.48
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                                                                         % OF         WA               WA
ORIGINAL CLTV (%)                         PRINCIPAL                    PRINCIPAL   MORTGAGE   WA    ORIGINAL
INCLUDING SILENT SECONDS     COUNT         BALANCE         WA PB        BALANCE      RATE    FICO     CLTV
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5.01 - 10.00                      1         46,000.00     46,000.00       0.01        8.99    590     10.00
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15.01 - 20.00                     5        267,361.68     53,472.34       0.07       8.905    567     18.84
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20.01 - 25.00                     2        130,151.69     65,075.85       0.04       8.332    614     22.74
------------------------------------------------------------------------------------------------------------
25.01 - 30.00                     6        598,984.71     99,830.79       0.16       7.119    573     28.34
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30.01 - 35.00                     5        366,541.18     73,308.24       0.10        6.65    666     32.80
------------------------------------------------------------------------------------------------------------
35.01 - 40.00                    11      1,071,717.33     97,428.85       0.29       7.312    603     37.68
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40.01 - 45.00                    14      2,502,657.11    178,761.22       0.67       6.696    661     42.87
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45.01 - 50.00                    16      2,857,037.45    178,564.84       0.77       6.545    629     47.38
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50.01 - 55.00                    21      3,583,283.36    170,632.54       0.97       6.887    610     52.90
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55.01 - 60.00                    31      4,890,570.82    157,760.35       1.32       6.912    613     57.71
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60.01 - 65.00                    52      9,102,738.33    175,052.66       2.45       7.324    602     63.15
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65.01 - 70.00                    99     18,418,768.59    186,048.17       4.97       7.074    607     68.40
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70.01 - 75.00                   144     28,971,632.76    201,191.89       7.81        7.04    609     73.64
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75.01 - 80.00                   513     90,696,883.05    176,797.04      24.46       7.039    635     79.46
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80.01 - 85.00                   274     47,874,289.41    174,723.68      12.91       7.295    617     84.15
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85.01 - 90.00                   309     56,527,581.04    182,937.16      15.24       7.316    625     89.20
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90.01 - 95.00                   144     26,499,089.30    184,021.45       7.15       7.262    649     92.85
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95.01 - 100.00                  467     76,405,393.22    163,608.98      20.60       7.305    658     92.76
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Total:                        2,114    370,810,681.03    175,407.13     100.00       7.187    632     82.48
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DISCLAIMER
This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.